UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

WORLDWIDE WEBB ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

770 E Technology Way F13-16
Orem, UT	84997
(Address of principal executive offices)	(Zip Code)

(415) 629-9066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WWACU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share	WWAC	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WWACW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 12, 2023, Worldwide Webb Acquisition Corp. (the “Company”) received approval from The Nasdaq Stock Market LLC (“Nasdaq”) to transfer its listing of its Class A ordinary shares, units and warrants from The Nasdaq Global Market to The Nasdaq Capital Market.

The Company’s Class A ordinary shares, warrants and units will continue to trade under the symbols “WWAC,” “WWACW,” and “WWACU”, respectively, and trading of its Class A ordinary shares, warrants and units will be unaffected by this transfer. This transfer will be effective as of the opening of business on May 22, 2023.

The Nasdaq Capital Market is a continuous trading market that operates in substantially the same manner as The Nasdaq Global Market.

On May 12, 2023, the Company also received a letter (the “Notice”) from the Listing Qualifications department of Nasdaq notifying the Company that the Company no longer meets the minimum of 300 public holders required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(3) (the “Public Holder Standard”). The Notice states that the Company has until June 26, 2023 to provide Nasdaq with a definitive plan to achieve and sustain compliance with all The Nasdaq Capital Market listing requirements, including the time frame for completion of this plan.

The Notice is only a notification of deficiency, not of imminent delisting, and has no immediate effect on the listing or trading of the Company’s securities on The Nasdaq Capital Market.

The Company intends to provide Nasdaq with the Company’s definitive plan to meet the Public Holder Standard within the required timeframe and will evaluate available options to regain compliance with the Nasdaq continued listing standards, including potential arrangements to be made in connection with the Company’s business combination agreement with WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned Subsidiary of the Company, and Aark Singapore Pte. Ltd., a Singapore private company limited by shares, originally announced by the Company on March 13, 2023. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

The Company, by filing this Current Report Form 8-K, discloses its receipt of the Notice in accordance with Nasdaq Listing Rule 5810(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023

WORLDWIDE WEBB ACQUISITION CORP.

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Chief Executive Officer, Chief Financial Officer and Director

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